UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) March 9, 2006 (March 9, 2006)

                           THE TOWN AND COUNTRY TRUST
             (Exact name of registrant as specified in its charter)


        Maryland                       001-12056                   52-6613091
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


       300 East Lombard Street
            Baltimore, MD                                         21202
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (410) 539-7600
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial
Obligation or an Obligation under an Off-Balance Sheet Arrangement.


         On March 9, 2006, the Town and Country Trust (the "Trust") issued a press release, attached as Exhibit 99.1, announcing that as a result of its pending merger with Magazine Acquisition LP, its 5.375% Convertible Senior Notes due 2023 (the "Notes") may be surrendered for conversion into common shares of beneficial interest of the Trust at any time from and after March 16, 2006 (which is 15 days prior to March 31, 2006, the expected effective date of the merger) until 15 days after the actual effective date of the merger. The conversion rate for the Notes is 39.20185 common shares of beneficial interest, par value $0.01 per share, of the Trust per $1,000 principal amount of Notes, equivalent to a conversion price of approximately $25.51 per common share of beneficial interest of the Trust. Any Note submitted for conversion at or after the effective time of the merger will be converted into the merger consideration, which is $40.20 per share, plus a pro-rated dividend payable for the number of days since the end of the last fiscal quarter for which a dividend was paid through the date of the closing of the merger.


Item 8.01.        Other Events.


         On March 9, 2006, the Trust also issued a press release, attached as
Exhibit 99.2, announcing that, at the Trust's shareholders meeting held earlier that day, its shareholders approved the company's proposed merger with Magazine Acquisition LP, an affiliate of Magazine Acquisition GP LLC, a joint venture investment vehicle formed by affiliates of Morgan Stanley Real Estate, Onex Real Estate and Sawyer Realty Holdings LLC.

Item 9.01.        Financial Statements and Exhibits.

         (c)      Exhibits

          99.1          Press Release, dated March 9, 2006
          99.2          Press Release, dated March 9, 2006


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             THE TOWN AND COUNTRY TRUST





                                             By:    /s/ Alan W. Lasker
                                                   --------------------------
                                             Name:  Alan W. Lasker
                                             Title: Chief Financial Officer



Date: March 9, 2006



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                                  EXHIBIT INDEX

Exhibit No.            Document
-----------            --------

   99.1                Press Release, dated March 9, 2006
   99.2                Press Release, dated March 9, 2006